================================================================================

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.


                            Benton Oil & Gas Company
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

[Logo]





June 12, 2000



To Our Stockholders:

I am pleased to invite you to attend the annual meeting of stockholders of Benton Oil and Gas Company to be held on Friday, July 21, 2000 at 10:00 a.m. Pacific Time at the Ventura Beach Hotel, 2055 Harbor Boulevard, Ventura, California. For those stockholders wishing to stay at the Ventura Beach Hotel, there are a limited number of rooms available the night of July 20, 2000, at significantly reduced rates. Please mention that you are a Benton stockholder when making your reservations at 805-643-6000 or 800-252-7466.

Details regarding the business to be conducted at the meeting are more fully described in the accompanying Notice of Annual Meeting and Proxy Statement.

Your vote is important. Whether or not you plan to attend the annual meeting, I hope that you will vote as soon as possible. You may vote over the Internet, by telephone or by mailing the enclosed traditional proxy card. Voting over the Internet, by phone or by written proxy will ensure your representation at the annual meeting if you do not attend in person. Please review the instructions on the proxy card regarding each of these voting options.

Thank you for your ongoing support of and continued interest in Benton Oil and Gas Company.

Sincerely,



MICHAEL B. WRAY
Vice Chairman of the Board
Benton Oil and Gas Company

                       2000 ANNUAL MEETING OF STOCKHOLDERS

                  NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

                                TABLE OF CONTENTS



Notice of Annual Meeting of Stockholders..........................................................................1

         Q:Why am I receiving these materials?....................................................................2

         Q:What information is contained in these materials?......................................................2

         Q:What proposals will be voted on at the meeting?........................................................2

         Q:What shares owned by me can be voted?..................................................................2

         Q:What is the difference between holding shares as a stockholder of record and as a beneficial owner?....2

              Stockholder of Record...............................................................................2

              Beneficial Owner....................................................................................2

         Q:How can I vote my shares in person at the meeting?.....................................................2

         Q:How can I vote my shares without attending the meeting?................................................3

         Q:Can I change my vote?..................................................................................3

         Q:How are votes counted?.................................................................................3

         Q:What is the voting requirement to approve each of the proposals?.......................................3

         Q:What does it mean if I receive more than one proxy or voting instruction card?.........................3

         Q:Where can I find the voting results of the meeting?....................................................3

STOCK OWNERSHIP...................................................................................................4

         Who are the largest owners of Benton's stock?............................................................4

         How much stock do Benton's directors and executive officers own?.........................................4

              Section 16(a) Beneficial Ownership Reporting Compliance.............................................5

BOARD  STRUCTURE AND COMPENSATION.................................................................................6

DIRECTOR COMPENSATION ARRANGEMENTS................................................................................7

PROPOSAL NO. 1....................................................................................................7

ELECTION OF DIRECTORS.............................................................................................7

PROPOSAL NO. 2....................................................................................................9

RATIFICATION OF INDEPENDENT ACCOUNTANTS...........................................................................9

EXECUTIVE OFFICERS AND KEY EMPLOYEES.............................................................................10

EXECUTIVE COMPENSATION...........................................................................................11

         SUMMARY COMPENSATION TABLE..............................................................................11

         OPTION GRANTS IN LAST FISCAL YEAR.......................................................................12

         AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND......................................................13

FISCAL YEAR-END OPTION VALUES....................................................................................13

REPORT OF THE COMPENSATION COMMITTEE.............................................................................14


STOCK PERFORMANCE GRAPH..........................................................................................15

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS...................................................................16

ADDITIONAL QUESTIONS AND INFORMATION REGARDING THE ANNUAL MEETING AND STOCKHOLDER PROPOSALS......................17

         Q:What happens if additional proposals are presented at the meeting?....................................17

         Q:What class of shares are entitled to be voted?........................................................17

         Q:What is the quorum requirement for the meeting?.......................................................17

         Q:Who will count the vote?..............................................................................17

         Q:Is my vote confidential?..............................................................................17

         Q:Who will bear the cost of soliciting votes for the meeting?...........................................17

         Q:May I propose actions for consideration at next year's annual meeting of stockholders or nominate individuals to serve as directors?....................................................................17

                           BENTON OIL AND GAS COMPANY
                           6267 CARPINTERIA, SUITE 200
                          CARPINTERIA, CALIFORNIA 93013
                                 (805) 566-5600


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS



TIME AND DATE                  10:00 a.m. on Friday, July 21, 2000

PLACE                          Ventura Beach Hotel
                               2055 Harbor Boulevard
                               Ventura, California  93001

ITEMS OF BUSINESS              (1)  To elect directors

                               (2)  To ratify the appointment of
                                    independent accountants

                               (3)  To consider such other business as
                                    may properly come before the
                                    meeting

RECORD DATE                    You are entitled to vote if you were a
                               stockholder at the close of business on Friday, June 2, 2000.

VOTING BY PROXY                Please submit the proxy as soon as possible so
                               that your shares can be voted at the meeting in accordance with your instructions. You may submit your proxy (1) over the Internet, (2) by telephone or (3) by mail. For specific instructions, please refer to the Questions and Answers beginning on page 2 of this proxy statement and the instructions on the proxy card.

STOCKHOLDER LISTING            A list of our stockholders as of June 2, 2000
                               will be available for inspection by our
                               stockholders at the Ventura Beach Hotel, 2055
                               Harbor Boulevard, Ventura, California during the ten days immediately preceding the date of the Annual Meeting.

                               By Order of the Board of Directors



                               MICHAEL B. WRAY
                               Vice Chairman of the Board


This proxy statement and accompanying proxy card are being distributed on or about June 16, 2000.

Q:   WHY AM I RECEIVING THESE MATERIALS?

A: The Board of Directors of Benton Oil and Gas Company is providing these proxy materials to you in connection with Benton's annual meeting of stockholders, which will take place on July 21, 2000. You are invited to attend the meeting and are requested to vote on the proposals described in this proxy statement.

Q:   WHAT INFORMATION IS CONTAINED IN THESE MATERIALS?

A: The information included in this proxy statement relates to the proposals to be voted on at the meeting, the voting process, the compensation of directors and our most highly paid officers, and certain other required information. Our 1999 Annual Report to Stockholders was previously mailed to you.

Q:   WHAT PROPOSALS WILL BE VOTED ON AT THE MEETING?

A:   There are two proposals scheduled to be voted on at the meeting:

     -    The election of directors
     -    The ratification of independent accountants

Q.   WHAT SHARES OWNED BY ME CAN BE VOTED?

A: You may vote all shares owned by you as of June 2, 2000, the record date. These shares include those (1) held directly in your name as a stockholder of record and (2) held for you as the beneficial owner through a stockbroker, bank or other nominee.

Q. WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A STOCKHOLDER OF RECORD AND AS A BENEFICIAL OWNER?

A: Many Benton stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own names. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

     STOCKHOLDER OF RECORD

     If your shares are registered directly in your name with Benton's transfer agent, Norwest Bank, you are considered the stockholder of record with respect to those shares, and these proxy materials are being sent directly to you by Benton. As a stockholder of record, you have the right to grant your voting proxy directly to Benton or to vote in person at the meeting. Benton has enclosed a proxy card for your use.

     BENEFICIAL OWNER

     If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of the shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker on how to vote and are also invited to attend the meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the meeting. Your broker or nominee has enclosed a voting instruction card for your use.

Q:   HOW CAN I VOTE MY SHARES IN PERSON AT THE MEETING?

A: Shares held directly in your name as the stockholder of record may be voted in person at the annual meeting. If you choose to do so, please bring the enclosed proxy card or proof of identification.

     EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING, WE RECOMMEND THAT YOU ALSO SUBMIT YOUR PROXY AS DESCRIBED BELOW SO THAT YOUR VOTE WILL BE COUNTED IF YOU LATER CANNOT ATTEND OR DECIDE NOT TO ATTEND THE MEETING.

Q:   HOW CAN I VOTE MY SHARES WITHOUT ATTENDING THE MEETING?

A: Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct your vote without attending the meeting. You may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker or nominee. In most instances, you will be able to do this over the Internet, by telephone or mail. Please refer to the summary instructions below and those included on your proxy card or, for shares held in street name, the voting instruction card included by your broker or nominee.

     BY INTERNET - If you have Internet access, you may submit your proxy from any location in the world by following the "Vote by Internet" instructions on the proxy card.

     BY TELEPHONE - If you live in the United States or Canada, you may submit your proxy by following the "Vote by Telephone" instructions on the proxy card,

     BY MAIL - You may do this by signing your proxy card or, for shares held in street name, the voting instruction card included by your broker or nominee and mailing it in the enclosed, postage prepaid and addressed envelope. If you provide specific voting instructions, your shares will be voted as you instruct. If you sign but do not provide instructions, your shares will be voted as described below in "HOW ARE VOTES COUNTED?"

Q:   CAN I CHANGE MY VOTE?

A: You may change your proxy instructions at any time prior to the vote at the annual meeting. For shares held directly in your name, you may accomplish this by granting a new proxy by Internet, telephone or mail or by attending the annual meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares held beneficially by you, you may accomplish this by submitting new voting instructions to your broker or nominee.

Q:   HOW ARE VOTES COUNTED?

A: In the election of directors, you may vote "FOR" all of the nominees, or your vote may be "WITHHELD" for one or more of the nominees, in which case your vote will be FOR all the nominees from whom you do not specifically withhold your vote. For the ratification of independent accountants, you may vote "FOR," "AGAINST" or "ABSTAIN." If you "ABSTAIN," it has the same effect as a vote "AGAINST."

     If you sign your proxy card or broker instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board.

Q:   WHAT IS THE VOTING REQUIREMENT TO APPROVE EACH OF THE PROPOSALS?

A: In the election of directors, the five persons receiving the highest number of "FOR" votes will be elected. The ratification of independent accountants requires the affirmative "FOR" vote of a majority of those shares present, in person or by proxy, and entitled to vote. If you are the beneficial owner and do not provide your broker or nominee with voting instructions, your shares may constitute broker non-votes, as described in "WHAT IS THE QUORUM REQUIREMENT FOR THE MEETING?" on page 17. In tabulating the voting results for any particular proposal, shares which constitute broker non-votes are not considered entitled to vote.

Q:   WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY OR VOTING INSTRUCTION
     CARD?

A: It means you have shares which are registered in different ways or are held in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Q:   WHERE CAN I FIND THE VOTING RESULTS OF THE MEETING?

A: We will announce preliminary voting results at the meeting and publish final results in our quarterly report on Form 10-Q for the third quarter of 2000.

     Additional Q&A information regarding the annual meeting and stockholder proposals may be found on pages 17 and 18 below.

                                 STOCK OWNERSHIP



WHO ARE THE LARGEST OWNERS OF BENTON'S STOCK?

         The following table shows the amount of Benton common stock beneficially owned by any person or group that is the direct or beneficial owner of more than 5% of Benton's common stock as of June 2, 2000.

-------------------------------------------------------------------------------
                              AGGREGATE NUMBER           PERCENT OF
                              OF SHARES                  SHARES
NAME AND ADDRESS              BENEFICIALLY OWNED         OUTSTANDING(1)
----------------              ------------------         --------------

Heartland Advisors, Inc.      4,185,500(2)               14.20%
789 North Water Street
Milwaukee, WI  53202

A.E. Benton                   2,078,333(3)                7.01%
-------------------------------------------------------------------------------


(1) The percentage of common stock is based upon 29,661,633 shares of common stock outstanding on June 2, 2000.

(2) This information is based upon a Schedule 13G filed with the Securities and Exchange Commission on January 18, 2000.

(3) The information with respect to Mr. Benton's ownership is set forth in the table below, and includes 1,478,333 shares which may be acquired by exercise of vested options.


HOW MUCH STOCK DO BENTON'S DIRECTORS AND EXECUTIVE OFFICERS OWN?

         The following table shows the amount of common stock of Benton beneficially owned (unless otherwise indicated) by Benton's directors, the executive officers of Benton named in the Summary Compensation Table below and the directors and executive officers of Benton as a group. Except as otherwise indicated, all information is as of June 2, 2000.

         The number of shares beneficially owned by each director or executive officer is determined under rules of the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares which the individual has the right to acquire as of August 1, 2000 (60 days after the record date of June 2, 2000) through the exercise of stock options or other rights. Unless otherwise indicated, each person has sole investment and voting power (or shares such powers with his spouse) with respect to the shares set forth in the following table.


-----------------------------------------------------------------------------------------------------------------
                         NAME                                       AMOUNT AND                  PERCENT OF
                         ----                                        NATURE OF                    SHARES
                                                             BENEFICIAL OWNERSHIP (1)         OUTSTANDING(2)
                                                             ------------------------         --------------

A.E. Benton (3).....................................         600,000      Direct                   7.01%
                                                           1,478,333      Vested Options

Michael B. Wray.....................................          59,300      Direct                   1.27%
                                                             318,667      Vested Options

James M. Whipkey (3)................................          73,667      Vested Options             *

E. Sven Hagen.......................................         194,999      Vested Options             *

David H. Pratt......................................          80,000      Direct                     *
                                                             143,333      Vested Options

Chris C. Hickok.....................................             500      Direct                     *
                                                              66,667      Vested Options

Andrei Popov........................................             300      Direct                     *
                                                              70,001      Vested Options

Bruce M. McIntyre...................................          15,900      Direct                     *
                                                              90,000      Vested Options

Richard W. Fetzner..................................           1,667      Direct
                                                              90,000      Vested Options             *

Garrett A. Garrettson...............................          14,000      Direct                     *
                                                              40,000      Vested Options

All current directors and executive officers as a
  group (10) persons................................         771,667      Direct                  11.00%
                                                           2,492,000      Vested Options
-----------------------------------------------------------------------------------------------------------------

* Represents less than 1% of the Company's outstanding common stock.

(1) "Vested Options" are stock options which may be exercised as of August 1, 2000.

(2) Percentages are based upon 29,661,633 shares of common stock outstanding on June 2, 2000.

(3) Mr. Benton and Mr. Whipkey were executive officers of the Company during 1999, but neither are executive officers of the Company as of the date of this proxy.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and holders of more than 10% of our common stock to file reports with the Securities and Exchange Commission regarding their ownership and changes in ownership of our stock. Benton believes that during fiscal 1999, its officers, directors and 10% stockholders complied with all
Section 16(a) filing requirements. In making this statement, Benton has relied upon the written representations of its directors and officers.

                        BOARD STRUCTURE AND COMPENSATION


         Our Board has five directors and the following two committees: (1) Audit and (2) Compensation. The membership during fiscal 1999 and the function of each committee are described below. During 1999, the Board held nine meetings and 25 telephonic meetings. Each director attended at least 75% of all Board and applicable committee meetings.

--------------------------------------------------------------------------------
NAME OF DIRECTOR                                    AUDIT       COMPENSATION
-----------------------                             -----       ------------

Non-Employee Directors:
Richard W. Fetzner...........................         X              X
Garrett A. Garrettson........................         X              X
Bruce M. McIntyre............................


Employee Directors:
A.E. Benton..................................
Michael B. Wray..............................

Number of Meetings in Fiscal 1999 ...........         2              4

--------------------------------------------------------------------------------

X = Committee member


THE AUDIT COMMITTEE

         The Audit Committee reviews our auditing, accounting, financial reporting and internal control functions and makes recommendations to the Board for the selection of independent accountants. In discharging its duties, the committee:

          - reviews and approves the scope of the annual audit and the independent accountants' fees;

          - meets independently with independent accountants and our senior management; and

          - reviews the general scope of our accounting, financial reporting and annual audit program, matters relating to internal control systems and the results of the annual audit.

THE COMPENSATION COMMITTEE

         The Compensation Committee determines, approves and reports to the Board on all elements of compensation for our elected executive officers.

                       DIRECTOR COMPENSATION ARRANGEMENTS

         The following table provides information on Benton's compensation and reimbursement practices during 1999 for directors who are not officers or employees of Benton (Messrs. Fetzner, Garrettson and McIntyre). Benton employees do not receive any compensation for their Board activities.

         In addition to the cash compensation discussed below, members of the Board of Directors who are not Benton employees receive options to purchase 10,000 shares of common stock when first elected and on September 26 of each year, the date of implementation of the Directors' Stock Option Plan.

                               COMPENSATION TABLE
                                    FOR 1999

--------------------------------------------------------------------------------
Annual Director Retainer                                         $20,000

Board Meeting Attendance Fees (per meeting)                       $2,000

Board Telephonic Meeting Fees (per meeting)                         $250

Committee Meeting Attendance Fees (per meeting)                     $500

Reimbursement for Expenses Attendant to Board Membership             Yes

--------------------------------------------------------------------------------


                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

         There are five nominees for election to our Board this year. All of the nominees have served as directors since the last annual meeting, except Dr. Peter J. Hill who has been nominated by the Board of Directors for election at this meeting. Information regarding the business experience of each nominee is provided below. All directors are elected annually to serve until the next annual meeting and until their respective successor is elected.

         OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION TO THE BOARD OF EACH OF THE FOLLOWING NOMINEES.

RICHARD W. FETZNER                  In September 1997, Richard W. Fetzner
Director since May 1990             retired as associate professor of business
Age 71                              administration at California Lutheran
                                    University in Thousand Oaks, California
                                    where he had taught since 1989. From 1984 to 1989, Dr. Fetzner served in various academic capacities at the University of Singapore and California Lutheran University and was a consultant to the World Bank. From 1979 to 1984, Dr. Fetzner served as group vice president of Sun Company, Inc. and president of Sun Exploration and Production Company in
                                    Dallas, Texas. From 1958 to 1979, he served in various management and professional positions with Sun Oil Company and its subsidiaries including president of Sun
                                    International, Inc. and Sun Marine
                                    Transport, Inc. Dr. Fetzner holds a B.A.
                                    from Augustana College, an M.S. in geology from the University of Wisconsin, a Ph.D. in geology and economics from the University of Wisconsin and an M.B.A. from Drexel
                                    University.

GARRETT A. GARRETTSON               Garrett A. Garrettson was chief executive
Director since January 1996         officer and president of Spectrian
Age 56                              Corporation, a publicly held company, from
                                    April 1996 until April 2000 and is currently chairman of the board of directors focusing on strategic business development. Spectrian is a leading independent supplier of high-power amplifiers to the wireless communications industry. From 1993 to 1996, Dr. Garrettson served as president and chief executive officer of Censtor Corporation.
                                    From 1989 to 1993, Dr. Garrettson served as
                                    Vice President of Seagate Technology; and from 1986 to 1989, Dr. Garrettson served as vice president of Imprimis Technology, a wholly-owned subsidiary of Control Data
                                    Corporation. Prior to that time, after
                                    serving in the United States Navy and Naval
                                    Reserves, Dr. Garrettson held various
                                    positions with Hewlett Packard Company,
                                    including laboratory director, department manager, project manager, and research engineer. Dr. Garrettson serves on the board of directors of Spectrian Corporation and HealthHelper Corporation. Dr. Garrettson holds B.S. and M.S. degrees in engineering physics and a Ph.D. in mechanical engineering from Stanford University.

PETER J. HILL                       Dr. Peter J. Hill was elected President and
Director since July 2000            Chief  Executive Officer of the Company,
Age 52                              effective July 10, 2000. Since 1998, Dr.
                                    Hill has been Chief Operating Officer and
                                    Executive Director of Hardy Oil & Gas in
                                    London, U.K. From 1995 until 1998, Dr. Hill served as Managing Director of Deminex and was responsible for its worldwide production and exploration activities, including projects in Russia and Venezuela. Prior to 1995, Dr. Hill spent 22 years with British
                                    Petroleum in a range of senior positions in Australia, Egypt, New Zealand, the North Sea and South America. Dr. Hill served as Chief
                                    Geologist for the BP Group and was
                                    appointed, from 1990 through 1994, as the President of BP Venezuela and Regional
                                    Director - Central and South America. Dr.
                                    Hill holds a Bachelor of Science Degree in Geology from Southampton University,
                                    England, and a shared Doctorate of
                                    Philosophy in Sedimentology from Southampton
                                    University and Trinity College, Ireland.

BRUCE M. MCINTYRE                   Bruce M. McIntyre was named to the Office
Director since November 1988        of the Chief  Executive in August 1999 upon
Age 72                              the resignation of Mr. A.E. Benton, and is a
                                    private investor and a consultant in the oil and gas industry. Mr. McIntyre also serves in a management capacity with several small, private companies in the energy field. He currently serves as a director of MSC Corp., a private company which manages oil wells in Illinois. From 1981 to 1984, Mr. McIntyre served as president of Rocky Mountain
                                    Exploration Company, ultimately negotiating its merger into Carmel Energy, Inc., on whose board of directors he served until March 1986. Prior to that time, Mr. McIntyre held various management positions with C&K
                                    Petroleum, Inc. (now ENSTAR Petroleum,
                                    Inc.), Jenney Oil Company and Sinclair Oil &
                                    Gas Company. Mr. McIntyre holds a B.A.
                                    degree from Harvard College and a M.B.A.
                                    degree from the Harvard University Graduate
                                    School of Business Administration.

MICHAEL B. WRAY                     Michael B. Wray was named to the Office of
Director since November 1988        the Chief Executive in August 1999 upon the
Age 64                              resignation of Mr. A.E. Benton, and was
                                    first elected Vice Chairman in February
                                    1998. Mr. Wray served as President of Benton from January 1996 to February 1998. He served as Chief Financial Officer of Benton from January 1996 to August 1997. From
                                    January 1994 through December 1995, Mr. Wray served as a consultant to Benton. From
                                    January 1992 until July 1993, Mr. Wray
                                    served as vice president-finance and
                                    administration of Del Mar Operating, Inc.
                                    From 1985 through 1991, Mr. Wray served as an independent financial consultant to oil and gas exploration and production companies. From 1979 to 1985, Mr. Wray served as a senior financial officer of Guardian Oil Company, Huffco Petroleum
                                    Corporation and May Petroleum, Inc. Prior to that time, Mr. Wray worked for over 15 years in New York as an investment banker, security analyst and officer in various investment firms including Donaldson, Lufkin
                                    & Jenrette, Inc., Drexel & Co. and L.F.
                                    Rothschild & Co. Mr. Wray began his career as an attorney with Morgan, Lewis & Bockius in Philadelphia. Mr. Wray holds a B.A.
                                    degree from Amherst College and a L.L.B.
                                    degree from Columbia Law School.




                                 PROPOSAL NO. 2

                     RATIFICATION OF INDEPENDENT ACCOUNTANTS

         The Audit Committee of the Board of Directors has appointed PricewaterhouseCoopers LLP as Benton's independent accountants to audit Benton's consolidated financial statements for the year ended December 31, 2000. Representatives of PricewaterhouseCoopers LLP are expected to attend the meeting, where they will be available to respond to questions and, if they desire, to make a statement.

         OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS BENTON'S INDEPENDENT ACCOUNTANTS FOR 2000. If the appointment is not ratified, our Board will select other independent accountants.

                      EXECUTIVE OFFICERS AND KEY EMPLOYEES

         The following table provides information regarding each of Benton's executive officers and certain key employees.


NAME                          AGE                  POSITION
----                          ---                  --------
Michael B. Wray (1)            64                  Office of the Chief Executive and Vice
                                                   Chairman of the Board

Bruce M. McIntyre (1)          72                  Office of the Chief Executive

Peter J. Hill (1)(2)           52                  Chief Executive Officer and President Elect

E. Sven Hagen                  43                  Senior Vice President - Exploration and
                                                   Production

David H. Pratt                 50                  Senior Vice President, Chief Financial
                                                   Officer and Treasurer

Chris C. Hickok                42                  Vice President - Controller, Chief Accounting
                                                   Officer

Andrei E. Popov                36                  Vice President - Corporate Business
                                                   Development

-------------------

(1)  See Dr. Hill's, Mr. McIntyre's and Mr. Wray's biographies on pages 8 and 9.

(2) Dr. Hill has been elected President and Chief Executive Officer of the Company, effective July 10, 2000.

         E. Sven Hagen was first appointed gulf coast geologist in March 1990, was elected Vice President - Exploration and Development in July 1995 and was elected Senior Vice President - Exploration and Production in October 1997. From March 1987 to February 1990, Dr. Hagen was employed by Shell Oil Company as an exploration geologist responsible for the technical evaluation of the oil and gas potential of West Africa salt basins including Angola, Congo, Gabon and Namibia. From December 1985 to February 1987, Dr. Hagen was employed by Standard Oil Production Company as an Exploration Geologist. Dr. Hagen holds a B.A. degree in geology from the University of California at Santa Barbara and a Ph.D. in geology from the University of Wyoming.

         David H. Pratt rejoined the Company as Senior Vice President of Finance and Administration and Chief Financial Officer in January 2000. From July 1996 to January 2000, Mr. Pratt was a financial consultant to the Company. From January 1996 to June 1996, Mr. Pratt was Vice President - International Finance. From April 1989 to December 1995, Mr. Pratt served as Vice President-Finance, Chief Financial Officer and Treasurer of the Company. From 1987 to 1989, Mr. Pratt was a consultant in the accounting services and systems industry. From 1982 to 1987, Mr. Pratt was employed by May Petroleum Inc., becoming assistant treasurer. He also served as budget and planning manager, and managed corporate and partnership investor relations and other administrative areas. From 1974 to 1982, Mr. Pratt was employed by Arthur Andersen & Co., and he became a Certified Public Accountant in 1975. Mr. Pratt holds B.S. and M.B.A. degrees from Texas Christian University.

         Chris C. Hickok was first appointed controller in November 1991 and was elected Vice President - Controller and Chief Accounting Officer in January 1995. From March 1979 to September 1991, Mr. Hickok was employed by Mission Resources, Inc. and held various positions in the accounting and finance department including financial analyst, assistant controller and controller. Mr. Hickok holds a B.S. degree in business administration from California State University at Hayward and is a Certified Management Accountant.

         Andrei E. Popov was employed by the Company in May 1992 and in 1995 was appointed manager of corporate business development. In May 1998 he was elected Vice President - Corporate Business Development. From 1986 to 1992, Mr. Popov was employed in various managerial and professional positions in Russia, most recently as Deputy Director General of the Russian Canadian Joint Venture EMING, managing operations of the joint venture on behalf of the Canadian party. Prior to that he held research positions for the Russian Oil and Gas Geophysical Association "Neftegeophysica," one of the largest geophysical contractors in Russia, and the Academy of Science Institute of Physics in Moscow. Mr. Popov received his M.S. degree in physics from the Moscow Engineering Physics Institute.

                             EXECUTIVE COMPENSATION

         The following table discloses compensation received by Benton's Chief Executive Officers and its four other most highly paid executive officers for the fiscal year ending December 31, 1999 and their compensation for each of the other years indicated.


                                                   SUMMARY COMPENSATION TABLE

                                                                                               LONG TERM
                                                           ANNUAL                             COMPENSATION
                                                        COMPENSATION                             AWARDS
                                  ------------------------------------------------------      ------------

                                                                                               SECURITIES
                                                                                               UNDERLYING
                                                                            OTHER ANNUAL        OPTIONS/         ALL OTHER
      NAME AND PRINCIPAL                                         BONUS       COMPENSATION         SARS         COMPENSATION
           POSITION                  YEAR      SALARY ($)         ($)            ($)               (#)                  ($)
      ------------------           -------   -------------     ---------    -------------      -----------     ------------
A.E. Benton,                         1999      $485,000        $150,000            (2)             325,000        $1,545(3)
President and Chief Executive        1998       485,000          50,000                             90,000         1,963
Officer (1)                          1997       485,000         200,000                            200,000         1,935

Michael B. Wray,                     1999      $203,077         $40,000            (2)             175,000        $2,478(3)
Office of the Chief                  1998       400,000               0                             48,000         3,233
Executive Office (4)                 1997       400,000          50,000                             30,000         3,019

Bruce M. McIntyre,                   1999           $ 0             $ 0     $11,000(2)              60,000       $46,250(5)
Officer of the Chief                 1998             0               0                             10,000        38,250
Executive Office (5)                 1997             0               0                             10,000        35,250

E. Sven Hagen,                       1999      $250,000         $40,000            (2)             225,000          $353(3)
Senior Vice President -              1998       250,000               0                             20,000           445
Exploration and Production           1997       170,000          50,000                             50,000           439

James M. Whipkey,                    1999      $250,000         $40,000            (2)             225,000          $353(3)
Senior Vice President, Chief         1998       250,000               0                             20,000           445
Financial Officer (6)                1997       108,100         150,000                            100,000            16

Chris C. Hickok,                     1999      $150,000              $0            (2)             115,000          $353(3)
Vice President - Controller          1998       150,000               0                              5,000            445
                                     1997       122,000          25,000                             10,000            433

Andrei Popov,                        1999      $150,000              $0            (2)              115,000          $262(3)
Vice President -                     1998       140,385               0                             10,000            288
Corporate Business Development       1997       104,000          20,000                             20,000            170

(1) Mr. Benton resigned as Chairman of the Board, President and Chief Executive Officer on August 31, 1999. In February 2000, Mr. Benton resigned as an employee and entered into a consulting agreement with the Company. See "Certain Relationships and Related Party Transactions".

(2) The aggregate amount of additional compensation reported is less than the lesser of $50,000 or 10% of the total annual salary and bonus reported for the named executive officer. No other annual compensation was paid or payable to the named executive officers in the years indicated.

(3) Represents premiums paid by Benton with respect to term life insurance on behalf of the named executive officers.

(4) Mr. Wray was elected President of Benton in January 1996. Mr. Wray resigned as President of Benton and was appointed Vice Chairman of the Board in February 1998. Mr. Wray was named to the Office of the Chief Executive on August 31, 1999. See "Certain Relationships and Related Party Transactions."

(5) Mr. McIntyre was named to the Office of the Chief Executive on August 31, 1999. He received $11,000 in consulting fees during 1999 for serving in this capacity. Mr. McIntyre received director's fees of $46,250, $38,250 and $35,250 in 1999, 1998 and 1997, respectively. Mr. McIntyre is not an employee.

(6) Mr. Whipkey was elected Senior Vice President of Benton in August 1997. In connection with his employment with Benton, Mr. Whipkey was reimbursed an aggregate of $5,465 for relocation expenses (not reflected in this table). Of the 1997 bonus reported, $100,000 reflects the signing bonus paid to Mr. Whipkey upon employment with Benton. Mr. Whipkey resigned from Benton in January 2000. In connection with his resignation, the company entered into a separation agreement with Mr. Whipkey and paid him a lump sum severance payment of $126,923 (not reflected in this table).



                        OPTION GRANTS IN LAST FISCAL YEAR

         The following table provides information on option grants in 1999 to each of the named executive officers.


                                                                   INDIVIDUAL GRANTS
                                                   -----------------------------------------------
                                   NUMBER OF       % OF TOTAL
                                     SHARES          OPTIONS
                                   UNDERLYING      GRANTED TO       EXERCISE                          GRANT DATE
                                    OPTIONS       EMPLOYEES IN       PRICE         EXPIRATION           PRESENT
NAME                              GRANTED (1)     FISCAL YEAR(2)   ($/SHARE)          DATE            VALUE ($)(3)
----                              -----------     --------------   ---------       ----------         ------------
A.E. Benton                          300,000          11.95%          $2.750         1/13/09           $667,480
                                      25,000           1.00%           2.125        11/12/09             43,632

Michael B. Wray                       50,000           1.99%          $2.750         1/13/09           $111,247
                                     125,000           4.98%           2.125        11/12/09            218,160

Bruce M. McIntyre                     10,000            (4)           $2.688         9/24/09            $22,051
                                      50,000            (4)            2.125        11/12/09             87,264

E. Sven Hagen                        100,000           3.98%          $2.750         1/13/09           $222,493
                                     125,000           4.98%           2.125        11/12/09            218,160

James M. Whipkey                     100,000           3.98%          $2.750         1/13/09           $222,493
                                     125,000           4.98%           2.125        11/12/09            218,160

Chris C. Hickok                       35,000           1.39%          $2.750         1/13/09           $ 77,873
                                      80,000           3.19%           2.125        11/12/09            139,623

Andrei Popov                          50,000           1.99%          $2.750         1/13/09           $111,247
                                      65,000           2.59%           2.125        11/12/09            113,443

----------------------

(1) The options granted in January 1999 are exercisable 33% after the first year, 66% after the second year and 100% after the third year. The options granted in November 1999 are exercisable 50% after the first year, 75% after the second year and 100% after the third year.

(2)  Benton granted options representing 2,511,000 shares to employees in 1999.

(3) To calculate the present value of option/SAR grants, the Company has used the Black-Scholes option pricing model. The actual value, if any, an executive may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised, so that there is no assurance the value realized by an executive will be at or near the value estimated by the Black-Scholes model. The estimated values under that model for the stock options granted on January 13, September 24 and November 12 are based on assumptions that include (i) a stock price volatility of 72.71%, (ii) a risk-free rate of return based on a 10-year U.S. Treasury rate at the time of grant of 5.13%, 6.23% and 6.31%, respectively, and
     (iii) an option exercise term of ten years. No adjustments were made for the non-transferability of the options or to reflect any risk of forfeiture prior to vesting. The Securities and Exchange Commission requires disclosure of the potential realizable value or present value of each grant. The Company's use of the Black-Scholes model to indicate the present value of each grant is not an endorsement of this valuation, which is based on certain assumptions, including the assumption that the option will be held for the full ten-year term prior to exercise.

(4) Mr. McIntyre is not an employee and his option grants have not been included in the percentage calculation.

               AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR-END OPTION VALUES

         The following table provides information on option exercises in 1999 by each of the named executive officers and the values of each of such officer's unexercised options at December 31, 1999.

                                                                      NUMBER OF SHARES
                                                                         UNDERLYING             VALUE OF UNEXERCISED IN-THE-
                                                                   UNEXERCISED OPTIONS AT             MONEY OPTIONS AT
                                                                       FISCAL YEAR-END               FISCAL YEAR-END(1)
                                                                   ----------------------       ----------------------------
                                 NUMBER OF
                                   SHARES
                                 ACQUIRED ON       VALUE
NAME                               EXERCISE       REALIZED      EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
----                           --------------     --------      -----------    -------------    -----------    -------------
A. E. Benton                         0            $  0            1,348,333         451,667       $  0            $  0
Michael B. Wray                      0               0              326,000         217,000          0               0
Bruce M. McIntyre                    0               0              100,000          50,000          0               0
E. Sven Hagen                        0               0              155,000         255,000          0               0
James M. Whipkey                     0               0               73,334         271,666          0               0
Chris C. Hickok                      0               0               53,334         121,666          0               0
Andrei Popov                         0               0               46,666         135,001          0               0

-------------------

(1) The value of unexercised options is based upon the difference between the exercise price and $1.84, the average of the high and low market prices on December 31, 1999.


EMPLOYMENT AGREEMENTS

         The Company has entered into employment agreements with certain officers and key employees of the Company (the "Employment Agreements"), which contain severance provisions in the event of a change in control of the Company. Pursuant to some of the Employment Agreements, in the event of a proposed change in control (as defined in the Employment Agreements), the employee has agreed to remain with the Company until the earliest of (a) 180 days from the occurrence of such proposed change in control, (b) termination of the employee's employment by reason of death or disability (as defined in the Employment Agreement), or
(c) the date on which the employee first becomes entitled to receive benefits under the Employment Agreement by reason of disability or termination of his employment following a change in control. In other Employment Agreements there is no requirement for the employee to remain with the Company for 180 days from the occurrence of the proposed change of control. Except for the requirement for some employees to so remain employed by the Company, as discussed above, the Company or the employee may terminate the employee's employment prior to or after a change in control either immediately or after certain notice periods, subject to the Company's obligation to provide benefits specified in the Employment Agreements.

         In the event of a change in control, the term of the Employment Agreements will continue in effect for an additional 24 months after such change in control, subject to certain exceptions described therein. Following a change in control of the Company and for a period of 24 months following such event, if the employee is terminated without cause (as defined in the Employment Agreement) or if employment is terminated by the employee for good reason (as defined in the Employment Agreement), the employee is entitled to a cash severance payment equal to a multiple of his annual base salary at the rate in effect prior to termination. For each of Messrs. Hill, Hagen and Pratt, such multiple is three times his annual base salary. For Mr. Wray and Mr. Hickok, such multiple is one and two times their annual base salary, respectively. Mr. Benton has entered into a consulting agreement with the Company, which also provides for severance payments in the event of a change in control, equal to three times his annual consulting payments. The employee, and his dependents, will also be entitled to participate in all life, accidental death, medical and dental insurance plans of the Company in which the employee was entitled to participate at termination for a period of up to two years (and up to seven years in certain circumstances). However, such amounts will not be payable if termination is (a) due to death, normal retirement, permanent disability, or voluntary action of the employee other than for good reason (as defined), (b) by the Company for cause (as defined in the Employment Agreement) or (c) if such payment is not deductible by the Company as a result of the operation of Section 280G of the Internal Revenue Code.

         In January 2000, Mr. Wray entered into an employment agreement for a term of one year, with an annual base salary of $300,000. In January 2000, Mr. Pratt and in February 2000, Dr. Hagen each entered into employment agreements for three year terms, each with an annual base salary of $250,000. In June 1998, Mr. Hickok entered into an employment agreement, which may be terminated by either party with proper notice, with a current annual base salary of $180,000. Salaries are reviewed annually and bonuses are within the discretion of the Board of Directors.

         Effective July 10, 2000, the Company entered into an employment agreement with Dr. Hill for a term of three years with a base salary of $350,000.

                      REPORT OF THE COMPENSATION COMMITTEE

         The Compensation Committee of the Board of Directors has furnished the following report on executive compensation. This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that Benton Oil and Gas Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

         COMPENSATION PHILOSOPHY. The Company's executive compensation philosophy has historically been and is currently focused on aligning the interests of its management team with those of its stockholders. In order to attract, maintain and reward its key management personnel, the Committee believes that it is appropriate to grant to these employees and to newly hired key personnel stock options as an integral part of their overall compensation. The Committee has no fixed and formal guidelines for determining the number of options to be granted. However, the Committee believes that granting stock options has the inherent benefit of directly aligning compensation to stock performance and thus to increasing stockholder value. The Compensation Committee does consider the amount of unvested options held by an executive officer or the Chief Executive Officer in determining the amount of options to award. The base salary, bonus and number of stock options granted to an individual is based upon the Committee's understanding of the performance of each individual determined after consultations with and recommendations from the Chief Executive Officer and after a subjective performance review of each of the executive officers. Certain of the executive officers have entered into employment agreements with the Company, which provided for an initial base salary with an annual review of such employee's salary by the Company. Although no relative weight is assigned to any particular factor in determining the elements and size of an executive officer's compensation, the Committee in 1999 considered the expanded role and responsibility of the executive officers in the Company's international operations, as well as the base salary provisions set forth in certain of the executive officers' employment agreements.

         Generally, the Compensation Committee reviews published compensation data and proxies from other comparable public companies on an annual basis when making compensation awards to the Company's executive officers. The Company has not hired any independent consultants to review similar companies, but from its general review of published compensation data and proxy statements from other public companies, the Compensation Committee believes that the cash compensation paid to its executives is comparable to what they could receive from other exploration and production companies.

         During 1999, Mr. Benton resigned his position as chief executive officer. Dr. Hill will assume the position of Chief Executive Officer and President on July 10, 2000. Dr. Hill's annual compensation will be $350,000 and in addition will be entitled to a target bonus of 50% of his base salary, based on performance criteria that we will establish related to the Company's cash flow and reserves. Dr. Hill will also receive stock options to purchase 175,000 shares of the Company's stock at the closing price on the effective date of this employment.

         The Compensation Committee of the Board of Directors has not formalized a policy with respect to qualifying compensation paid to executive officers under Section 162(m) of the Internal Revenue Code, but intends to study the Company's compensation plans to develop a formal policy, if necessary.

         GARRETT A. GARRETTSON              RICHARD W. FETZNER


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         None of the members of the Board's Compensation Committee is or has been an officer or employee of Benton.

                             STOCK PERFORMANCE GRAPH

         The graph below shows the cumulative total stockholder return over the five-year period ending December 31, 1999, assuming the investment of $100 on January 1, 1995 in each of Benton's common stock, the S&P Composite -500 Stock Index and the Wilshire Domestic Oil Index.

                                     [CHART]















         Assumes that the value of the investment in Benton stock and each index was $100 at January 1, 1995 and that all dividends were reinvested.

                                                     PLOT POINTS
                                             (DECEMBER 31 OF EACH YEAR)


---------------------------------------------------------------------------------------------------------------
                              1994           1995          1996           1997           1998          1999
                              ----           ----          ----           ----           ----          ----
---------------------------------------------------------------------------------------------------------------
Benton                        $100           $164          $248           $142            $33           $21
---------------------------------------------------------------------------------------------------------------
S&P 500                       $100           $137          $169           $225           $290          $351
---------------------------------------------------------------------------------------------------------------
Wilshire Domestic             $100           $116          $161           $186           $123          $145
 Oil
---------------------------------------------------------------------------------------------------------------


         The Wilshire Domestic Oil Index, as prepared by Wilshire Associates Incorporated, is composed of companies that are classified as domestic oil companies under Standard Industrial Classification codes (1300-1399, 2900-2949, 5170-5179 and 5980-5989). After an individual review of each company, Wilshire Associates determines whether such company is primarily engaged in the domestic oil industry and is appropriate for its index. A list of the companies comprising the Wilshire Domestic Oil index will be provided without charge upon request to Investor Relations, Benton Oil and Gas Company, 6267 Carpinteria Avenue, Suite 200, Carpinteria, California 93013, or can be obtained upon written request to Wilshire Associates Incorporated, 1299 Ocean Avenue, Santa Monica, California 90401.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company made certain unsecured loans to its then Chief Executive Officer, A. E. Benton. Each of these loans was evidenced by a promissory note bearing interest at the rate of 6% per annum. At December 31, 1999, the aggregate outstanding amounts of the loans were $5,851,108. In August 1999, Mr. Benton filed a Chapter 11 (reorganization) bankruptcy petition in the U.S. Bankruptcy Court for the Central District of California, in Santa Barbara, California. The Company has recorded $5,851,108 allowance for doubtful accounts for the principal and accrued interest owed to the Company at December 31, 1999, and continues to record additional allowances as interest accrues.

         In February 2000, the Company entered into a Separation Agreement and a Consulting Agreement with Mr. Benton, pursuant to which the Company retained Mr. Benton as an independent contractor to perform certain services for the Company. At the same time, Mr. Benton agreed to propose a plan of reorganization in his bankruptcy case that potentially provides for the full repayment of the Company's loans to Mr. Benton, including all principal and accrued and accruing interest at the rate of 6% per annum. Under the proposed plan, repayment of the Company's loans to Mr. Benton will be achieved through Mr. Benton's liquidation of certain real and personal property assets; a phased liquidation of Company stock resulting from Mr. Benton's exercise of his Company stock options; and, if necessary, from the retained interest in the portion of the Consulting Agreement's proceeds. The amount eventually realized by the Company and the timing of its receipt of payments will depend upon the timing and results of the bankruptcy proceedings and liquidation of Mr. Benton's assets.

         Mr. Benton's consulting services will relate principally to the Company's Russian activities. Under the terms of the Consulting Agreement, Mr. Benton will be paid consulting fees of $485,000 for 2000, reducing to $322,000 in 2001, $240,000 in 2002, and a declining consulting fee for the remainder of the term which expires December 31, 2006. Mr. Benton will also be entitled to certain additional incentive bonuses with respect to cash receipts to the Company in connection with any dividends, operations or proceeds from farm out, joint venture or divestiture transactions with respect to Geoilbent, Ltd. or Arctic Gas. To the extent that Mr. Benton continues to be a consultant of the Company, his unvested stock options will continue to vest and for a period of twelve (12) months thereafter.

         In June 1996, the Company loaned $600,000 to Mr. Wray, a director and then President of the Company, for the purchase of a home. The loan bore interest at 6% and was secured by a mortgage on the home. On May 11, 1999, Mr. Wray repaid the entire balance of principal and interest outstanding on his loan. In September 1997, the Company loaned $500,000 to Mr. Whipkey, then the Company's Senior Vice President and Chief Financial Officer, for the purchase of a home in connection with his recruitment and relocation. The loan bore interest at 6% and was secured by a mortgage on the home. On December 30, 1998, Mr. Whipkey made an interest payment of $10,000. During 1999, Mr. Whipkey made payments of principal and interest of $126,091, and on February 9, 2000, he made a payment of principal and interest of $95,605. On April 25, 2000, Mr. Whipkey repaid the entire balance of principal and interest outstanding on his loan.

         The Company has made loans to certain of its directors and employees with interest varying from 6% to prime plus 1%. At June 2, 2000, excluding the loans outstanding from Mr. Benton described above, one director, one employee and one former employee owed an aggregate balance of $70,184.

                 ADDITIONAL QUESTIONS AND INFORMATION REGARDING
                  THE ANNUAL MEETING AND STOCKHOLDER PROPOSALS


Q:   WHAT HAPPENS IF ADDITIONAL PROPOSALS ARE PRESENTED AT THE MEETING?

A: Other than the two proposals described in this proxy statement, we do not expect any matters to be presented for a vote at the annual meeting. If you grant a proxy, the persons named as proxy holders, Michael B. Wray and Bruce M. McIntyre, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board of Directors.

Q:   WHAT CLASS OF SHARES ARE ENTITLED TO BE VOTED?

A: There is only one class of common stock. Each share of our common stock outstanding as of the close of business on June 2, 2000, the record date, is entitled to one vote at the annual meeting. On the record date, we had approximately 29,661,633 shares of common stock issued and outstanding.

Q:   WHAT IS THE QUORUM REQUIREMENT FOR THE MEETING?

A: The quorum requirement for holding the meeting and transacting business is a majority of the outstanding shares entitled to be voted. The shares may be present in person or represented by proxy at the meeting. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum. Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker has not received voting instructions from the beneficial owner and (2) the broker lacks discretionary voting power to vote such shares.

Q:   WHO WILL COUNT THE VOTE?

A: A representative of Norwest Bank, Benton's transfer agent, will tabulate the votes and act as the inspector of election.

Q:   IS MY VOTE CONFIDENTIAL?

A: Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Benton or to third parties except (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, or (3) to facilitate a successful proxy solicitation by our Board. Occasionally, stockholders provide written comments on their proxy card which are then forwarded to Benton management.

Q:   WHO WILL BEAR THE COST OF SOLICITING VOTES FOR THE MEETING?

A: Benton will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials, except that certain expenses for Internet access will be incurred by you if you choose to access the proxy materials and/or vote over the Internet. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers, and employees, who will not receive any additional compensation for such solicitation activities. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

Q: MAY I PROPOSE ACTIONS FOR CONSIDERATION AT NEXT YEAR'S ANNUAL MEETING OF STOCKHOLDERS OR NOMINATE INDIVIDUALS TO SERVE AS DIRECTORS?

A: You may submit proposals for consideration at future stockholder meetings, including director nominations.

     STOCKHOLDER PROPOSALS: In order for a stockholder proposal to be considered for inclusion in Benton's proxy statement for next year's annual meeting, the written proposal must be received by Benton no later than February 17, 2001. Such proposals also will need to comply with Securities and Exchange Commission regulations regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Similarly, in order for a stockholder proposal to be raised from the floor during next year's annual meeting, written notice must be received by Benton no later than May 8, 2001 and shall contain such information as required under our Bylaws. If the actual date for the 2001 annual meeting is set earlier than July 21, 2001, then the deadline for notice of shareholder proposals to be raised from the floor will be correspondingly earlier than May 8, 2001.

     NOMINATION OF DIRECTOR CANDIDATES: You may propose director candidates for consideration by our Board's Nominating Committee. In addition, our Bylaws permit stockholders to nominate directors at a stockholder meeting. In order to make a director nomination at next year's stockholder meeting, you must notify Benton not fewer than 75 days in advance of the annual meeting of stockholders. Thus, since July 21, 2000 is specified as the meeting date in this year's proxy statement, in order for any such nomination notice to be timely for next year's annual meeting, it must be received by Benton no later than May 8, 2001 (i.e., 75 days prior to July 21, 2001). In addition, the notice must meet all other requirements contained in our Bylaws. If the actual date for the 2001 annual meeting is set earlier than July 21, then the deadline for director nominations will be correspondingly earlier than May 8, 2001.

     COPY OF BYLAW PROVISIONS: You may contact our Corporate Secretary at our headquarters for a copy of the relevant Bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.


                                        By Order of the Board of Directors




                                        MICHAEL B. WRAY
                                        Vice Chairman of the Board

                                        June 12, 2000

                          BENTON OIL AND GAS COMPANY

                        ANNUAL MEETING OF STOCKHOLDERS

                            WEDNESDAY, JULY 21, 2000

                                  10:00 A.M.

                              VENTURA BEACH HOTEL
                             2055 HARBOR BOULEVARD
                           VENTURA, CALIFORNIA 93001

--------------------------------------------------------------------------------
BENTON OIL AND GAS COMPANY
6267 CARPINTERIA AVENUE, SUITE 200
CARPINTERIA, CALIFORNIA 93013
                                                                           PROXY
--------------------------------------------------------------------------------

This proxy is solicited by the Board of Directors for use at the Annual Meeting on July 21, 2000.

The shares of stock you hold in your account will be voted as you specify below.

If no choice is specified, the proxy will be voted "FOR" Items 1 and 2.

By signing the proxy, you revoke all prior proxies and appoint Michael B. Wray and Bruce M. McIntyre, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.


                      See reverse for voting instructions.

                                                             -------------------
                                                             COMPANY #
                                                             CONTROL #
                                                             -------------------

There are three ways to vote your Proxy

Your telephone or Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE - TOLL FREE - 1-800-240-6326 - QUICK *** EASY *** IMMEDIATE
- Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week.
- You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which is located above.
- Follow the simple instructions the Voice prompt provides you.

VOTE BY INTERNET - http://www.aproxy.com/bno/ - QUICK *** EASY *** IMMEDIATE
- Use the Internet to vote your proxy 24 hours a day, 7 days a week.
- You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which is located above to obtain your records and create an electronic ballot.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to Benton Oil and Gas Company, c/o Shareowner Services, P.O. Box 64873, St. Paul, MN 55164-0837.



      If you vote by Phone or Internet, Please do not mail your Proxy Card

                              --  Please detach here --



          The Board of Directors Recommends a Vote FOR Items 1 and 2.

1. Election of directors:  01 Richard W. Fetzner      [ ] Vote FOR        [ ]  Vote WITHHELD
                           02 Garrett A. Garrettson       all nominees         from all nominees
                           03 Peter J. Hill
                           04 Bruce M. McIntyre
                           05 Michael B. Wray

(Instructions: To withhold authority to vote           ------------------------
for any indicated nominee, write the number(s)
of the nominee(s) in the box provided to the right.)   ------------------------

2. To ratify the appointment of PricewaterhouseCoopers LLP as the
   independent accountants for the year ended December 31, 2000.     [ ] For     [ ] Against  [ ] Abstain

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.
                        ---

Address Change? Mark Box     [ ]
Indicate changes below:                      Date
                                                 -------------------------------


                                             -----------------------------------


                                             -----------------------------------
                                             Signatures in Box
                                             Please sign exactly as your name(s)
                                             appear on Proxy. If held in joint
                                             tenancy, all persons must sign.
                                             Trustees, administrators, etc.
                                             should include title and
                                             authority. Corporations should
                                             provide full name or corporation
                                             and name of authorized officer
                                             signing the proxy.